Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Schedule of Future Minimum Lease Payments for Fixed, Non-cancelable Terms of Operating Leases	At December 31, 2015, future minimum lease payments for the fixed, non-cancelable terms of operating leases are as follows:

2016	$179
2017	184
2018	135
2019	99
2020	76
Thereafter	—

$673